Exhibit 99.1
Roblox Reports First Quarter 2022 Financial Results
Revenue up 39% over prior year up to $537.1 million
Strong year over year growth in Daily Active Users and Hours Engaged, up 28% and 22%, respectively
SAN MATEO, Calif., May 10, 2022 - Roblox Corporation (NYSE: RBLX), a global platform bringing millions of people together through shared experiences, released its first quarter 2022 financial results today and separately posted a letter to shareholders and supplemental materials on the Roblox investor relations website at ir.roblox.com.
First Quarter 2022 Financial Highlights
•Revenue increased 39% over Q1 2021 to $537.1 million
•Net cash provided by operating activities of $156.4 million; Free cash flow was $104.6 million
•Bookings decreased -3% over Q1 2021 to $631.2 million
•Average Daily Active Users (DAUs) were 54.1 million, an increase of 28% year over year
•Hours Engaged were 11.8 billion, an increase of 22% year over year
•Average Bookings per DAU (ABPDAU) was $11.67

April 2022 Key Metric Estimates
•Revenue was between $189 million - $192 million, up 30% - 32% year over year
•Bookings were between $221 million and $224 million, down 8% - 10% year over year
•DAUs were 53.1 million, up 23% year over year
•Hours Engaged were 3.8 billion, up 18% year over year
•ABPDAU were between $4.16 - $4.22, down 25% - 26% year over year

"We remained focused on delivering our innovation roadmap to unlock the full potential of the Roblox platform and drive long-term returns for investors," said David Baszucki, chief executive officer of Roblox. "Over the past two quarters, we have launched a number of notable innovations including spatial voice and layered clothing that will continue driving user growth, engagement and monetization."
Earnings Q&A Session
Roblox will host a live Q&A session to answer questions regarding their first quarter 2022 results on Wednesday, May 11, 2022 at 5:30 a.m. Pacific Time. The webcast will be open to the public at ir.roblox.com or by clicking here.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our business, product and investment strategy and growth plans, our expectation of successfully executing such strategies and plans and our expectations for our April financial and operational results. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “continue,” “project,” “plan,” “goals,” “opportunity,” “appeal,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to risks detailed in our filings with the Securities and Exchange Commission (the “SEC”), including in our Annual Report on Form 10-K filed for the fiscal year ended December 31, 2021 and other filings and reports we make with the SEC from time to time. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: our ability to successfully execute our business and growth strategy; the sufficiency of our cash and cash equivalents to meet our liquidity needs; the impact of our senior notes and any future indebtedness on our business, financial condition and results of operations; the demand for our platform in general; our ability to increase our number of new users and revenue generated from users; our ability to retain and expand our user base; the impact on our business of the COVID-19 pandemic restrictions and the easing of those restrictions as vaccinations become more prevalent; the fluctuation of our results of operations and our key business measures on a quarterly basis in future periods, including as a result of changes in our accounting estimates; our ability to successfully develop and deploy new technologies to address the needs of our users; our ability to maintain and enhance our brand and reputation; our ability to hire and retain talent; news or social media coverage about Roblox, including but not limited to coverage that presents, or relies on, inaccurate, misleading, incomplete, or otherwise damaging information; any breach or access to user or third-party data; and our ability to maintain the security and availability of our platform. Additional information regarding these and other risks and uncertainties that could cause actual results to differ materially from our expectations is included in the reports we have filed or will file with the SEC, including our Annual Report Form 10-K for the fiscal year ended December 31, 2021.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. Past performance is not necessarily indicative of future results.

ROBLOX CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par values)
(unaudited)

	As of
	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$3,132,964	$3,004,300
Accounts receivable—net of allowances	179,732	307,349
Prepaid expenses and other current assets	43,123	32,091
Deferred cost of revenue, current portion	398,194	406,025
Total current assets	3,754,013	3,749,765
Property and equipment—net	338,879	271,352
Operating lease right-of-use assets	286,242	221,285
Deferred cost of revenue, long-term	159,404	137,524
Intangible assets, net	55,854	59,666
Goodwill	118,071	118,071
Other assets	3,368	2,933
Total assets	$4,715,831	$4,560,596
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$54,295	$64,395
Accrued expenses and other current liabilities	223,323	180,769
Developer exchange liability	149,816	163,906
Deferred revenue—current portion	1,747,294	1,758,022
Total current liabilities	2,174,728	2,167,092
Deferred revenue—net of current portion	724,359	616,834
Operating lease liabilities	259,841	194,616
Long-term debt, net	988,034	987,723
Other long-term liabilities	1,408	1,408
Total liabilities	4,148,370	3,967,673
Commitments and contingencies
Stockholders’ Equity
Common stock, $0.0001 par value; 5,000,000 and 5,000,000 authorized as of March 31, 2022, and December 31, 2021, respectively, 592,196 and 585,878 shares issued and outstanding as of March 31, 2022, and December 31, 2021, respectively; Class A common stock—4,935,000 and 4,935,000 shares authorized as of March 31, 2022, and December 31, 2021, respectively, 540,858 and 534,541 shares issued and outstanding as of March 31, 2022, and December 31, 2021, respectively; Class B common stock—65,000 and 65,000 shares authorized as of March 31, 2022, and December 31, 2021, respectively, 51,337 and 51,337 shares issued and outstanding as of March 31, 2022, and December 31, 2021, respectively
	59	58
Additional paid-in capital	1,705,201	1,568,638
Accumulated other comprehensive income/(loss)	(30)	62
Accumulated deficit	(1,144,143)	(983,941)
Total Roblox Corporation stockholders’ equity	561,087	584,817
Noncontrolling interests	6,374	8,106
Total stockholders’ equity	567,461	592,923
Total liabilities and stockholders’ equity	$4,715,831	$4,560,596

ROBLOX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Revenue(1)	$537,134	$386,976
Cost and expenses:
Cost of revenue(1)(2)	135,632	97,937
Developer exchange fees	147,122	118,938
Infrastructure and trust & safety	141,355	94,136
Research and development	177,762	96,644
General and administrative	57,772	94,375
Sales and marketing	29,102	20,002
Total cost and expenses	688,745	522,032
Loss from operations	(151,611)	(135,056)
Interest income	245	5
Interest expense	(9,999)	—
Other income/(expense), net	(379)	(1,050)
Loss before income taxes	(161,744)	(136,101)
Provision for/(benefit from) income taxes	276	2
Consolidated net loss	(162,020)	(136,103)
Net loss attributable to the noncontrolling interest	(1,818)	(1,886)
Net loss attributable to common stockholders	$(160,202)	$(134,217)
Net loss per share attributable to common stockholders, basic and diluted	$(0.27)	$(0.46)
Weighted-average shares used in computing net loss per share attributable to common stockholders—basic and diluted	588,521	291,074
(1)In Q1 of 2022 our estimated user life changed from 23 months to 25 months. Based on the carrying amount of deferred revenue and deferred cost of revenue as of December 31, 2021, the change resulted in a decrease in revenue and cost of revenue during the three months ended March 31, 2022, by $82.5 million and $19.6 million, respectively.
(2)Depreciation of servers and infrastructure equipment included in infrastructure and trust & safety.

ROBLOX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Consolidated net loss	$(162,020)	$(136,103)
Adjustments to reconcile net loss including noncontrolling interests to net cash provided by operations:
Depreciation and amortization	24,497	16,620
Stock-based compensation expense	112,295	50,744
Operating lease non-cash expense	13,997	10,044
Other non-cash charges/(credits)	(567)	(52)
Amortization of debt issuance costs	311	—
Changes in operating assets and liabilities, net of effect of acquisitions
Accounts receivable	128,183	13,256
Accounts payable	(3,768)	(782)
Prepaid expenses and other current assets	(10,940)	(10,967)
Other assets	(435)	(3,401)
Developer exchange liability	(14,090)	3,425
Accrued expenses and other current liabilities	(2,066)	16,273
Other long-term liability	—	304
Operating lease liabilities	(11,709)	(2,069)
Deferred revenue	96,797	269,439
Deferred cost of revenue	(14,049)	(62,262)
Net cash provided by operating activities	156,436	164,469
Cash flows from investing activities:
Acquisition of property and equipment	(51,790)	(22,133)
Purchases of intangible assets	—	(256)
Net cash used in investing activities	(51,790)	(22,389)
Cash flows from financing activities:
Proceeds from issuance of common stock	24,328	30,221
Payment of withholding taxes related to net share settlement of restricted stock units	(150)	—
Net proceeds from issuance of preferred stock	—	534,286
Payment of debt issuance cost	(154)	—
Net cash provided by financing activities	24,024	564,507
Effect of exchange rate changes on cash and cash equivalents	(6)	—
Net increase in cash and cash equivalents	128,664	706,587
Cash and cash equivalents
Beginning of period	3,004,300	893,943
End of period	$3,132,964	$1,600,530
Supplemental disclosure of cash flow information:
Cash paid for interest	—	—
Cash paid for income taxes	—	—
Supplemental disclosure of noncash investing and financing activities:
Property and equipment additions in accounts payable and accrued expenses	86,813	$9,476
Conversion of convertible preferred stock to common stock upon direct listing	—	$879,113

Use of Non-GAAP Financial Measures
This press release and the accompanying tables contain the non-GAAP financial measures bookings, free cash flow, and Adjusted EBITDA.
We use this non-GAAP financial information to evaluate our ongoing operations, for internal planning and forecasting purposes, and ongoing operating trends for purposes of analyzing the covenants specified in the indenture governing our senior notes due 2030. We believe that this non-GAAP financial information may be helpful to investors because it provides consistency and comparability with past financial performance.
Bookings is defined as revenue plus the change in deferred revenue during the period and other non-cash adjustments. Bookings is equal to the amount of virtual currency purchased by users in a given period of measurement. We believe bookings provide a timelier indication of trends in our operating results that are not necessarily reflected in our revenue as a result of the fact that we recognize the majority of revenue over the estimated average lifetime of a paying user. The change in deferred revenue constitutes the vast majority of the reconciling difference from revenue to bookings. By removing these non-cash adjustments, we are able to measure and monitor our business performance based on the timing of actual transactions with our users and the cash that is generated from these transactions. Free cash flow represents the net cash provided by operating activities less purchases of property, equipment, and intangible assets. We believe that free cash flow is a useful indicator of our unit economics and liquidity that provides information to management and investors about the amount of cash generated from our core operations that, after the purchases of property, equipment, and intangible assets, can be used for strategic initiatives, including investing in our business, making strategic acquisitions, and strengthening our balance sheet. Adjusted EBITDA is a measure of operating performance used in certain covenant calculations specified in the indenture governing our senior notes due 2030 that is not calculated in accordance with GAAP and may not conform to the calculation of EBITDA in other circumstances. Adjusted EBITDA should not be considered as a substitute for net loss as determined in accordance with GAAP. We believe that, when considered together with reported amounts, Adjusted EBITDA is useful to investors and management in understanding our ongoing operations and ongoing operating trends for purposes of analyzing the covenants specified in the indenture governing our senior notes due 2030.
Non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial information as a tool for comparison. As a result, our non-GAAP financial information is presented for supplemental informational purposes only and should not be considered in isolation from, or as a substitute for financial information presented in accordance with GAAP.
A reconciliation table of the most comparable GAAP financial measure to each non-GAAP financial measure used in this press release is included at the end of this release. We encourage investors and others to review our business, results of operations, and financial information in their entirety, not to rely on any single financial measure, and to view these non-GAAP measures in conjunction with the most directly comparable GAAP financial measure.

	Three Months Ended March 31,
	2022	2021

	(dollars in thousands)
Bookings	$631,206	$652,277
The following table presents a reconciliation of revenue, the most directly comparable financial measure calculated in accordance with GAAP, to bookings, for each of the periods presented:

	Three Months Ended March 31,
	2022	2021

	(dollars in thousands)
Reconciliation of revenue to bookings:
Revenue	$537,134	$386,976
Add (deduct):
Change in deferred revenue	96,797	269,439
Other	(2,725)	(4,138)
Bookings	$631,206	$652,277

	Three Months Ended March 31,
	2022	2021

	(dollars in thousands)
Free cash flow	$104,646	$142,080
The following table presents a reconciliation of net cash from operating activities, the most directly comparable financial measure calculated in accordance with GAAP, to free cash flow, for each of the periods presented:

	Three Months Ended March 31,
	2022	2021

	(dollars in thousands)
Reconciliation of net cash from operating activities to free cash flow:
Net cash provided by operating activities	$156,436	$164,469
Add (deduct):
Acquisition of property and equipment	(51,790)	(22,133)
Purchases of intangible assets	—	(256)
Free cash flow	$104,646	$142,080
Acquisition of property and equipment primarily includes servers, infrastructure equipment and tenant improvements.

	Three Months Ended March 31,
	2022	2021

	(dollars in thousands)
Adjusted EBITDA	$67,929	$190,174
The following table presents a reconciliation of consolidated net loss, the most directly comparable financial measure calculated in accordance with GAAP, to adjusted EBITDA, for each of the periods presented:

	Three Months Ended March 31,
	2022	2021

	(dollars in thousands)
Reconciliation of consolidated net loss to adjusted EBITDA:
Consolidated net loss	$(162,020)	$(136,103)
Add (deduct):
Interest income	(245)	(5)
Interest expense	9,999	—
Other income/(expense), net	379	1,050
Provision for/(benefit from) income taxes	276	2
Depreciation and amortization	24,497	16,620
Stock-based compensation expense	112,295	50,744
Change in deferred revenue	96,797	269,439
Change in deferred cost of revenue	(14,049)	(62,262)
Fees related to equity offering	—	50,689
Adjusted EBITDA	$67,929	$190,174

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About Roblox
Roblox’s mission is to connect a billion people with optimism and civility. Every day, tens of millions of people around the world have fun with friends as they explore millions of immersive digital experiences. All of these experiences are built by the Roblox community, made up of millions of creators. We believe in building a safe, civil, and diverse community—one that inspires and fosters creativity and positive relationships between people around the world. For more information, please visit corp.roblox.com.
CONTACTS
Stefanie Notaney
Roblox Corporate Communications
press@roblox.com
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